Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the “Amendment”) is effective June 30, 2012, among GRAYMARK HEALTHCARE, INC., an Oklahoma corporation (“GRMH”), SDC HOLDINGS, LLC, an Oklahoma limited liability company (“SDC”) and APOTHECARYRx, LLC, an Oklahoma limited liability company (“ARx” together with GRMH and SDC, jointly and severally the “Borrowers” and each a “Borrower”), OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company (“OCH”), ROY T. OLIVER, an individual (“Oliver”), STANTON M. NELSON, an individual (“Nelson”), ROY T. OLIVER, as Trustee of the Roy T. Oliver Revocable Trust dated June 15, 2004 (the “Trust” and together with OCH, Oliver and Nelson, the “Guarantors”) and ARVEST BANK, an Arkansas banking corporation (the “Bank”).

W I T N E S S E T H

WHEREAS, the Bank, the Borrowers and the Guarantors are all of the parties to the Amended and Restated Loan Agreement dated December 17, 2010, as amended by the First Amendment to Amended and Restated Loan Agreement dated effective January 1, 2012 (the “Loan Agreement”);

WHEREAS the Borrowers and the Guarantors have requested that the Bank amend the Loan Agreement in connection with the proposed acquisition (the “Acquisition”) of the membership interests of Foundation Surgery Affiliates, LLC and Foundation Surgical Hospital Affiliates, LLC; and

WHEREAS, the Bank has agreed to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Except as otherwise defined in this Amendment, capitalized terms used in this Amendment will have the same definition in this Amendment as those terms are defined in the Loan Agreement.

2. Amending Paragraph 9.10. Paragraph 9.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

9.10	Operation. The Borrowers agree to operate the sleep lab, surgical center and hospital businesses directly, or indirectly, through the Borrower Subsidiaries in a prudent and efficient manner consistent with normal industry practices and all governing laws and regulations.

3. Amending Paragraph 9.11. Paragraph 9.11 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

9.11	Qualifications; Licenses. Borrowers will take such actions or cause such actions to be taken as might be required to maintain the existence of all governmental and private permits, licenses and authorities of the Borrowers and Borrower Subsidiaries, necessary or desirable to the continuation of the sleep lab, surgical center and hospital businesses and will comply with all statutes and governmental regulations.

4. Amending Paragraph 9.13. Paragraph 9.13 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

9.13	Attorney Fees. The Borrowers must pay or cause to be paid to the Bank in immediately available funds all legal fees and expenses incurred by the Bank in connection with the Acquisition, the Borrowers’ requests for accommodation and any amendments to the Loan Agreement and any related documents within ten days after being presented with a request for reimbursement by Arvest.

5. Amending Paragraph 9.14. Paragraph 9.14 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

9.14.	Required Prepayments. On or before June 30, 2012, the Borrowers must: (a) pay or cause to be paid to the Bank in immediately available funds an amount not less than $351,000.00. On or before August 31, 2012, the Borrowers must (a) pay or cause to be paid to the Bank by check the aggregate of all payments of principal and interest that would otherwise become due under the Loan Documents between June 30, 2012, and December 31, 2012, less $351,000.00, with the principal to be immediately applied to the indebtedness of the Borrowers owed to the Bank in accordance with the Loan Documents; and the interest to be deposited in a special account maintained with the Bank (the “Required Prepayment Account”) to be applied by the Bank on the dates such interest payments become due, except that after Default the Bank may immediately apply such funds to the Borrowers’ indebtedness to the Bank in the Bank’s sole and absolute discretion. The Required Prepayment Account will be a restricted account and except for the deposits required under the Loan Documents, the Borrower will not be entitled to make any deposit to or withdrawal from the Required Prepayment Account. The Borrower hereby grants the Bank a security interest in the Required Prepayment Account and agrees to execute and deliver a security agreement in form and substance satisfactory to the Bank evidencing such security interest.

6. Amending Paragraph 9.15. Paragraph 9.15 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

9.15.	Positive EBITDA. Beginning on March 31, 2013, and on the last day of each quarter thereafter, the Borrower’s EBITDA must be positive for such immediately ended quarter. “EBITDA” for any period means the net income for that period: (a) plus the following for such period to the extent deducted in calculating such net income, without duplication: (i) interest expense, (ii) all income tax expense; (iii) depreciation and amortization expense; and (iv) non-cash charges constituting intangible impairment charges, equity compensation and fixed asset impairment charges; (b) but, and in all cases, excluding from the calculation of EBITDA: (i) any extraordinary items (as determined in accordance with GAAP); and (ii) one-time or non-recurring gains or losses associated with the sale or disposition of any business, asset, contract or lease.

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

7. Amending Paragraph 10.4. The following sentence is hereby appended to the end of paragraph 10.4 of the Loan Agreement:

For the purposes of this paragraph 10.4, neither Foundation Surgery Affiliates, LLC and Foundation Surgical Hospital Affiliates, LLC, nor any of their respective subsidiaries (collectively, “Foundation”) will be Borrower Subsidiaries.

8. Amending Paragraph 10.8. Clause (c) of paragraph 10.8 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in its place:

(c) make any acquisitions of or capital contributions to or other investments in any person or entity, in each case, other than the planned and disclosed expansion of the sleep lab, surgery center and hospital businesses in which the Borrowers or Foundation are currently engaged.

9. Amendment to Paragraph 10.11. Paragraph 10.11 of the Loan Agreement is hereby deleted and the following inserted in its place:

10.11.	Debt Service Coverage Ratio. Commencing with the Quarter beginning April 1, 2013, and thereafter during the term of the Loan, based on the latest four rolling quarters, the Borrowers will continuously maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.

10. Amendment to Paragraph 10.12. Paragraph 10.12 of the Loan Agreement is hereby deleted and the following inserted in its place:

10.12	Minimum Net Worth. Beginning on March 31, 2013, Borrowers will continuously maintain the Minimum Net Worth determined on a quarterly basis.

11. Amendment to Paragraph 11.12. Paragraph 11.12 of the Loan Agreement is hereby deleted and the following inserted in its place:

11.12.	Stock Suspension. On or after January 1, 2013, trading of the stock of GRMH has been suspended for more than thirty days or delisted from the OTCBB, OTCQB or other similar over-the-counter market on which the stock is hereafter quoted and traded.

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

12. Consent to the Acquisition. Subject to the conditions set forth in paragraph 21, the Bank: (a) consents to the consummation of the Acquisition by GRMH or a newly formed Borrower Subsidiary owned 100% by GRMH; (b) waives the application of and agrees that paragraphs 10.1, 10.2, 10.3 and 10.10 of the Loan Agreement will not apply to Foundation; (c) waives the application of and agrees that the first, third and fourth sentences of paragraph 10.5 of the Loan Agreement will not apply with respect to Foundation and its subsidiaries; and (d) waives the application of and agrees that paragraph 10.8 of the Loan Agreement will not apply to the Foundation assets and the equity interests of Foundation Surgery Affiliates, LLC, and Foundation Surgical Hospital Affiliates, LLC. For purposes of the Borrower financial reporting covenants (Minimum Net Worth, Debt Service Coverage Ratio and positive EBITDA) under the Loan Agreement as amended, Foundation will be included in accordance with GAAP.

13. Foundation Advances. Notwithstanding any other provision of the Loan Documents, Foundation is permitted to make inter-company loans or advances to GRMH for the purpose of paying GRMH’s operating expenses and satisfying the Borrowers’ obligations to the Bank, except that no such loan may provide for any payments while any of the Borrowers’ obligations to the Bank remain outstanding.

14. Foundation Contributions. Except for funds acquired in an equity offering by GRMH for the purpose of funding a surgical center or hospital acquisition by Foundation, no Borrower may contribute, advance or otherwise disburse funds to Foundation.

15. Foundation Collateral. While Foundation is still indebted to Legacy Bank, or any successor lender in the case of a refinancing of the Legacy debt, the membership interests in and assets of Foundation Surgery Affiliates, LLC, and Foundation Surgical Hospital Affiliates, LLC, and their respective subsidiaries will not be Collateral under the Loan Documents and will not be required to be pledged to Arvest under the Loan Documents.

16. Minimum Liquidity; Minimum Net Worth. Any failure by the Borrowers under the Loan Agreement to meet the Minimum Liquidity requirement of (former) paragraph 9.13 and the Minimum Net Worth requirement of (former) paragraph 10.12 of the Loan Agreement is hereby waived.

17. Consent to Distribution. If (i) no uncured Default exists and is continuing; and (ii) on or before April 1, 2013, the Borrowers (a) pay or cause to be paid to the Bank in immediately available funds the aggregate of all payments of principal that would otherwise become due under the Loan Documents between April 1, 2013, and October 1, 2013, to be immediately applied to the indebtedness of the Borrowers owed to the Bank in accordance with the Loan Documents; and (b) deposit or cause to be deposited in the Required Prepayment Account the aggregate of all interest payments that would otherwise become due under the Loan Documents between April 1, 2013, and October 1, 2013 (to be applied by the Bank to on the dates such interest payments become due, except that after Default the Bank may immediately apply such funds to the Borrowers’ indebtedness to the Bank in the Bank’s sole and absolute discretion), then Graymark may pay or cause one or more of its subsidiaries to distribute to the existing Foundation preferred holders $2,600,000.00 pursuant to the existing Operating Agreements for Foundation. Except as permitted by this paragraph 17, no distribution may be made to any equity holder of Foundation Surgery Affiliates, LLC, or Foundation Surgical Hospital Affiliates, LLC (other than a Borrower), while the Borrower’s obligations to the Bank remain outstanding.

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

18. Waiver of Foundation Loan Covenants. The Borrowers will cause Foundation’s existing lender Legacy Bank, or the successor lender to Foundation in the case of a refinancing of the Legacy debt, Foundation, the Borrowers and the Guarantors, the Bank and all existing equity holders of Foundation who will receive GRMH stock in connection with the Acquisition to enter into an agreement on or before December 31, 2012, in form and substance satisfactory to the Bank, providing that Foundation may distribute or advance money from Foundation to the Borrowers to service the Borrowers’ obligations to Arvest and to pay the Borrowers’ operating expenses.

19. Balances; Further Advances. As of July 1, 2012, after applying the $351,709.60 partial payment made on June 30, 2012, the principal balance under the: (a) Term Note is $4,403,621.23, with accrued interest of $22,018.11 accruing at the per diem rate of $733.6368; and (b) Acquisition Note is $13,338,829.23, with accrued interest of $30,123.62 accruing at the per diem of $2,223.1382. Notwithstanding any other provision of this Agreement, the Bank has no further obligation to make any advances under either of the Notes.

20. Release. On execution of this Agreement, each of the Borrowers and the Guarantors hereby unconditionally and irrevocably release, acquit, waive and forever discharge the Bank and its participants, subsidiaries, affiliates, directors, officers, shareholders, employees, agents, attorneys, representatives and each of their respective heirs, legal representatives, executors, administrators, successors and assigns (the “Released Parties”) from any and all duties, obligations, representations, claims, actions, suits, causes of action, demands, liabilities, losses, damages, contracts, agreements, obligations, accounts, defenses and offsets of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, asserted or assertable, now existing or hereafter to accrue which the Borrowers or Guarantors ever had, now have or may hereafter have against the Released Parties, jointly or severally, for or by any reason or matter, cause or thing whatsoever occurring prior to the date of this Agreement, including without limitation such claims and defenses as fraud, mistake, duress and usury which relate, in whole or in part, directly or indirectly, to (a) the Loan Documents, the loan transactions evidenced thereby or any agreements or commitments in connection therewith; and (b) any past or present account relationship of the Borrowers, the Guarantors or any of their affiliates with the Bank. In addition, the Borrowers and Guarantors each agree not to sue any of the Released Parties regarding any of the foregoing matters.

21. Conditions to Effectiveness. This Amendment will not be effective until executed and delivered by all parties and the Borrowers have paid or caused to be paid to the Bank a non-refundable fee in the amount of $22,474.49 in immediately available funds and the Borrowers will have paid or caused to be paid $1,184,808.03 to the bank by check to be applied pursuant to paragraph 9.14 of the Loan Agreement when the Bank receives collected funds.

22. Supersession. Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect.

[Signature Pages Follow]

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

BANK:

ARVEST BANK, an Arkansas banking corporation

By:	/s/ Bradley W. Krieger
Bradley W. Krieger, Executive Vice President and Regional Manager

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

BORROWER:

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER:

APOTHECARYRX LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER:

SDC HOLDINGS, LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

GUARANTOR:

/s/ Stanton M. Nelson
STANTON M. NELSON, individually

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR:

OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company

By:	/s/ Roy T. Oliver
Roy T. Oliver, Manager

GUARANTOR:

/s/ Roy T. Oliver
ROY T. OLIVER, individually

GUARANTOR:

/s/ Roy T. Oliver
ROY T. OLIVER, Trustee of the Roy T. Oliver Revocable Trust, u/t/a dated June 15, 2004

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT